UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nektar Therapeutics

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 17, 2020

NEKTAR THERAPEUTICS

NEKTAR THERAPEUTICS ATTN: SECRETARY 455 MISSION BAY BOULEVARD SOUTH SAN FRANCISCO, CA 94158

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 20, 2020
Date: June 17, 2020 Time: 2:00 p.m. local time
Location: Meeting live via the Internet-please visit

   www.virtualshareholdermeeting.com/NKTR2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NKTR2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K WRAP
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 3, 2020 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote in Person During Live Webcast: If you choose to vote these shares in person during the live webcast meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet:

Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting: Go to www.virtualshareholdermeeting.com/NKTR2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1a. Karin Eastham 1b. Myriam J. Curet 1c. Howard W. Robin
The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2.  To approve an amendment of our Amended and Restated 2017 Performance Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 10,000,000 shares.

3.  To approve an amendment and restatement of our Amended and Restated Employee Stock Purchase Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 1,000,000 shares.

4. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
5. To approve a non-binding advisory resolution regarding our executive compensation (a “say-on-pay” vote).